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                                                                    EXHIBIT 23.9

                              ACCOUNTANTS' CONSENT

The Board of Directors
RCC Consultants, Inc.

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the registration statement/prospectus.

                                          /s/ KPMG LLP
Princeton, New Jersey
January 19, 1999